UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the registrant ☒

Filed by a Party other than the registrant ☐

Check the appropriate box:
☐	Preliminary proxy statement.

☐	Definitive proxy statement.

☒	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-b(e)(2))

Lord Abbett Securities Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Lord Abbett Stock Appreciation Fund

Lord Abbett recently sent you proxy materials regarding a proposal that relates to your investment in Lord Abbett Stock Appreciation Fund that we are asking shareholders to approve at a Meeting of Shareholders scheduled for March 15, 2013. The Fund’s records indicate that we have not received your vote. For the reasons described in the proxy materials that we have provided to you, your fund’s Board of Trustees believes the proposal is in the best interest of the fund and its shareholders and recommends that you vote for the proposal.

1-877-777-5613

The Fund has made it very easy for you to vote. Choose one of the following methods:
Your vote is very important! Please vote now to be sure your vote is received in time for the March 15, 2013 Meeting of Shareholders.

	•	Speak to a live Proxy Specialist by calling the number above. We can answer your questions and record your vote. (open: M-F 9:30am -9:00pm, ET).

	•	Log on to the website listed on your proxy card; enter your control number located on your proxy card and vote by following the on-screen prompts.

	•	Call the toll-free touchtone voting number listed on your proxy card; enter your control number located on your proxy card; and follow the touchtone prompts.

	•	Mail your signed and dated proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

(If you have recently voted, thank you, and please disregard this notice.)

NOBO/REG

Lord Abbett Stock Appreciation Fund

Lord Abbett recently sent you proxy materials regarding a proposal that relates to your investment in Lord Abbett Stock Appreciation Fund that we are asking shareholders to approve at a Meeting of Shareholders scheduled for March 15, 2013. The Fund’s records indicate that we have not received your vote. For the reasons described in the proxy materials that we have provided to you, your fund’s Board of Trustees believes the proposal is in the best interest of the fund and its shareholders and recommends that you vote for the proposal.

The Fund has made it very easy for you to vote. Choose one of the following methods:
Your vote is very important! Please vote now to be sure your vote is received in time for the March 15, 2013 Meeting of Shareholders.

	•	Log on to the website listed on your proxy card; enter your control number located on your proxy card and vote by following the on-screen prompts.
	•	Call the toll-free touchtone voting number listed on your proxy card; enter your control number located on your proxy card; and follow the touchtone prompts.
	•	Mail your signed and dated proxy card in the envelope provided.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

(If you have recently voted, thank you, and please disregard this notice.)

OBO